UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2017

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8441 Wayzata Blvd., Suite 240 Minneapolis, Minnesota	55426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement

On November 3, 2017, BioSig Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional accredited investors (the “Investors”), pursuant to which the Company sold to the Investors an aggregate of 1,334 shares (the “Preferred Shares”) of its Series D Preferred Stock, par value $0.001 per share, and Class A Warrants to purchase an aggregate of 667,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $1.75 per share (the “Class A Warrants”), in exchange for aggregate consideration of $2,000,000. The sale of the Preferred Shares and Class A Warrants were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.  Contemporaneously with the entry into the Purchase Agreement, the Company and the Purchasers agreed to exchange outstanding warrants to purchase 780,506 shares of the Common Stock at an exercise price of $1.50 per share for new Class B Warrants to purchase an equal number of shares of Common Stock at the same exercise price (the “Class B Warrants”). The issuance of the Class B Warrants in exchange for such outstanding warrants was made in reliance on the exemption from registration under the Securities Act provided by Section 3(a)(9) under the Securities Act.

The Purchase Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type.  The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type, as well as a prohibition on the Company’s ability to enter into equity line financings or other variable rate transactions.

In connection with the entry into the Purchase Agreement, the Investors and the Company also entered into a registration rights agreement whereby the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 days of the closing of the transactions contemplated by the Purchase Agreement (the “Filing Date”) covering the resale of (a) all shares of Common Stock Issuable upon conversion of the Preferred Shares, (b) all shares of Common Stock issuable upon exercise of the Class A Warrants and Class B Warrants (the “Warrants”), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrants, and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event (“Registrable Securities”), not then registered.  The Company will use its reasonable best efforts to cause such registration statement to be declared effective by the SEC (such date, the “Effectiveness Date”) within 90 days of the Filing Date.

If (i) the registration statement is not filed on or prior to the Filing Date, (ii) the Company fails to file with the SEC a request for acceleration of a registration statement within 5 calendar days of the date that the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review, (iii) prior to the effective date of a registration statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such registration statement within 30 days after the receipt of comments by or notice from the SEC that such amendment is required in order for such registration statement to be declared effective, (iv) the registration statement is not declared effective by the Effectiveness Date or (v) certain other events described in the registration rights agreement (each, an “Event”), then the Company shall pay liquidated damages to the Investors in an amount equal to 1% of the aggregate purchase price paid by the Investors on the day of delinquency and each 30th day of delinquency thereafter.  Notwithstanding the foregoing, (i) the maximum aggregate liquidated damages due under the Registration Rights Agreement shall be 10% of the aggregate purchase price paid by the Investors.

Class A Warrants are exercisable immediately and expire on May 3, 2021, and have an exercise price of $1.75 per share.  The Class B Warrants are exercisable immediately and expire on November 3, 2020, and have an exercise price of $1.50.  The Class A Warrants and Class B Warrants otherwise have similar terms, including, a “full ratchet” anti-dilution adjustment in the event that the Company issues any common stock at a per share price lower than the applicable exercise price then in effect.

The foregoing summaries of the Purchase Agreement, the Class A Warrants, the Class B Warrants and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the exhibits to this Current Report on Form 8-K.

Item 3.02             Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” and “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated herein by reference.

Item 3.03          Material Modification to Rights of Securities Holders.

The information contained in “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 3, 2017, the Company filed the Certificate of Designations for the Series D Preferred Stock with the Secretary of State of the State of Delaware.  Pursuant to such Certificate of Designations, in the event of the Company’s liquidation or winding up of its affairs, the holders of Preferred Shares will be entitled to a liquidation preference of the stated value per Preferred Share of $1,500 (the “Stated Value”) plus any accrued but unpaid dividends or any other fees due the holder.
A holder of Preferred Shares is entitled at any time to convert any whole or partial number of shares of Preferred Shares into shares of Common Stock determined by dividing the Stated Value of the Preferred Shares being converted by the conversion price of $1.50 per share (the “Conversion Price”).  The Conversion Price is subject to “full ratchet” anti-dilution price protection upon the issuance of equity or equity-linked securities at a price lower than the Conversion Price as well as other customary anti-dilution protection.
A holder of the Preferred Shares shall be entitled to receive cumulative dividends at the rate per Preferred Share (as a percentage of the Stated Value per Preferred Share) of 9% per annum, with respect to the Series D Preferred Stock on each date that such Holder converts Preferred Shares into Common Stock (with respect only to Preferred Shares being converted).  The Company may pay such dividends, at its option, in cash, Common Stock or a combination thereof.  Payment of dividends in shares of Common Stock is subject to the satisfaction of certain equity conditions set forth in the Certificate of Designations.  Upon the conversion of Preferred Shares prior to November 3, 2020, the Company shall also pay to the Holders of the Preferred Shares so converted cash, or at the Company’s option, Common Stock or a combination thereof, with respect to the Preferred Shares so converted in an amount equal to $270 per $1,000 of Stated Value of the Preferred Shares being converted, less the amount of all prior dividends paid on such converted Preferred Shares before the relevant date of conversion.
The foregoing summary of the Certificate of Designations of the Series D Preferred Stock is not complete and is qualified in their entirety by reference to the full text of exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series D Preferred Stock
10.1	Securities Purchase Agreement
10.2	Form of Class A Warrant
10.3	Form of Class B Warrant
10.4	Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: November 9, 2017                                    By:  /s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman